CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report On Form 10-QSB of Med-Zone Biotechnologies Acquisition, Inc.for the quarter ending November 30, 2004, I, Dennis Chen, Chief Executive Officer and Chief Financial Officer of Med-Zone Biotechnologies Acquisition, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Quarterly Report on Form 10-KSB for the quarter ending November 30, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the quarter ending November 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of Med-Zone Biotechnologies Acquisition, Inc.

Dated:  January 14, 2005

MED-ZONE BIOTECHNOLOGIES ACQUISITION, INC.

By: /s/ Dennis Chen
-------------------------------------
Chief Executive Officer and
Chief Financial Officer